EXHIBIT 1

                             JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT is entered into as of June 22, 2006, by and among the parties signatories hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of common stock, par value $0.001 per share, of Celebrate Express, Inc., a Washington corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

                                  SPENCER CAPITAL MANAGEMENT, LLC



                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Authorized Signatory



                                  SPENCER CAPITAL OPPORTUNITY FUND, LP

                                        By:  Spencer Capital Partners, LLC,
                                             Its General Partner



                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member



                                  SPENCER CAPITAL PARTNERS, LLC



                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member



                                  SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND,
                                    LTD.

                                        By:  Spencer Capital Offshore Partners,
                                             LLC, Its Investment Manager




                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member



                                  SPENCER CAPITAL OFFSHORE PARTNERS, LLC



                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member




                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA

                   [SIGNATURE PAGE TO JOINT FILING AGREEMENT]